UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2026

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7501 Wisconsin Avenue, Suite 1500E, Bethesda, Maryland 20814-6522
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (301) 986-6200
Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of exchange on which registered:
Common Stock, $0.01 par value	BFS	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRD	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.000% Series E Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRE	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2026, Saul Centers, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2026 Annual Meeting”), at which B. Francis Saul II, D. Todd Pearson, H. Gregory Platts, and Helgi C. Walker were elected to the Board of Directors of the Company (the “Board”) for three-year terms expiring at the 2029 Annual Meeting of Stockholders. The Board members whose terms did not expire as of the 2026 Annual Meeting continue as directors of the Company. Holders of 22,994,869 shares of the Company’s common stock voted in person at the 2026 Annual Meeting or by proxy (representing 93.9% of the 24,495,775 shares eligible to vote) as follows:

	In Favor	Withheld	Abstain	Broker Non-Votes
B. Francis Saul II	21,787,382	205,319	—	1,002,168
D. Todd Pearson	21,676,114	316,587	—	1,002,168
H. Gregory Platts	19,729,032	2,263,669	—	1,002,168
Helgi C. Walker	21,946,139	46,562	—	1,002,168

The stockholders voted in favor of the ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026 as follows:

In Favor	Opposed	Abstain	Broker Non-Votes
22,977,991	13,083	3,795	—

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as follows:

In Favor	Opposed	Abstain	Broker Non-Votes
21,417,363	555,410	19,928	1,002,168

Item 7.01. Regulation FD Disclosure.

The Company posted on its website, www.saulcenters.com, an annual presentation summarizing various operating results and business activities. The presentation is furnished as Exhibit 99.(a) to this current report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.(a) attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.    Description
99.(a)        Annual Presentation.

104    Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL     document).

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SAUL CENTERS, INC.
                        By:    /s/ Carlos L. Heard
                            Carlos L. Heard
Senior Vice President and Chief Financial Officer

Dated: May 11, 2026